EXHIBIT 10.1


                         CONFIDENTIAL PRIVATE PLACEMENT
                         ______________________________

                               RADIAL ENERGY, INC.


                             SUBSCRIPTION AGREEMENT
                             ______________________

                                 (REGULATION S)
                                 ______________



To:  RADIAL ENERGY, INC.
     1313 East Maple St.
     Bellingham WA 98225


 The offering will commence on March 14, 2006, and will be a non-brokered, exempt private placement which will be open for a maximum of 90 days from the commencement date, subject to extension for an additional 90 days, at the sole discretion of the Company ("Offering Period"). The terms are as follows:

                  Minimum offering will be US$100,000.00
                  Maximum offering will be US$2,000,000.00

         This offering will be for units consisting of 1 share of restricted Common Stock and 1 warrant to purchase 1 share of restricted Common Stock, at a purchase price of $0.25 per unit, and the warrant will be exercisable for 2 years at $0.30 per share.

         If the maximum offering is sold ($2,000,000.00), there will be an additional 8,000,000 shares of restricted Common Stock issued and outstanding, and if all of the warrants are exercised, there will be an additional 8,000,000 shares of restricted Common Stock issued and outstanding, for a total of 16,000,000 additional shares, assuming all of the units are sold and all warrants are exercised, of which there can be no assurance.

         The undersigned has received and read the Subscription documents (the "Documents") included herewith which offer a minimum of 400,000 up to a maximum of 8,000,000 Units of RADIAL ENERGY, INC., a Nevada corporation (the "Company"), at US$.25 per Unit, for a total minimum of US$100,000.00 and a maximum of US$2,000,000.00. Each Unit consists of one (1) restricted share of Common Stock, par value $.001 per share, and one (1) warrant. One (1) warrant is required to purchase one (1) share, at the purchase price of US$0.30 per share (the "Exercise Price"), for a period of two (2) years from date of acceptance of this subscription by the Company ("Exercise Period"). The Units are hereinafter referred to as the "Securities".

         THE SECURITIES ARE SUBJECT TO ALL THE RULES, CONDITIONS AND RESTRICTIONS CONTAINED IN RULES 901-905 OF REGULATION S, PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT").

         Any Warrant not exercised within the Exercise Period shall become null, void and worthless.

         THE MINIMUM AMOUNT OF PROCEEDS WHICH MUST BE RECEIVED IN THIS OFFERING IS US$100,000.00 AND, ACCORDINGLY, ANY AND ALL MONIES RECEIVED FROM ANY SUBSCRIPTION OVER THIS MINIMUM, UP TO THE MAXIMUM OF $2,000,000.00, WILL BE IMMEDIATELY PLACED INTO THE ACCOUNT OF THE COMPANY. ALL MONIES RECEIVED IN THIS OFFERING SHALL BE USED AS WORKING CAPITAL. IF THE MINIMUM ($100,000.00) IS NOT RECEIVED DURING THE OFFERING PERIOD, ALL SUBSCRIPTION MONIES WILL BE RETURNED TO THE SUBSCRIBERS, WITHIN 10 DAYS AFTER EXPIRATION OF THE OFFERING PERIOD, WITHOUT INTEREST OR DEDUCTION.

         1. SUBSCRIPTION. Subject to the terms and conditions of this Subscription Agreement and the provisions of the Documents, the undersigned hereby subscribes to purchase Securities in the aggregate dollar amount set forth below. The amount of Securities to be issued to the undersigned shall be as set forth in the Documents. The undersigned hereby agrees that this subscription shall be irrevocable and shall survive the death or disability of the undersigned. The undersigned is tendering 100% of the purchase price to which this subscription relates.

         2. ACCEPTANCE OF SUBSCRIPTION. The undersigned acknowledges that the Company has the absolute right to accept or reject this subscription, in whole or in part. The undersigned agrees that subscriptions need not be accepted in the order received.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE UNDERSIGNED. The undersigned hereby represents and warrants to and covenants with the Company, and its affiliates, managers, officers, directors, agents, owners and employees as follows:

         (a) The undersigned has adequate means of providing for his current needs and possible personal contingencies, and he has no need, and anticipates no need in the foreseeable future, to sell the Securities for which he hereby subscribes. He is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, he is able to hold the Securities for an indefinite period of time and has a sufficient financial liquidity to sustain a loss of his entire investment in the event such loss should occur.

         (b) The undersigned has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Securities. The undersigned is an "accredited investor", as that term is defined in Regulation D, Rule 501, promulgated under the 1933 Act.

         (c) The undersigned has received and read and is familiar with the Documents, including the exhibits annexed thereto and any amendments or supplements thereto (if any), and he (which is hereinafter deemed to include the pronouns she and it) confirms that all documents, records and books pertaining to his proposed investment in the Securities have been made available to him.

         (d) The undersigned has had an opportunity to review the Company's filings on the EDGAR database at the S.E.C., filed prior to or on the date hereof.

         (e) The Securities for which the undersigned hereby subscribes or any equity acquired by means of conversion of the Securities will be acquired for this own account for investment and not with the view toward resale or distribution in a manner which would require registration under the 1933 Act, or any applicable state securities laws, and he does not now have any reason to anticipate any change in his circumstances or other particular occasion or event which would cause him to sell the Securities.

         (f) The undersigned is presently a bona fide resident of the country set forth below and the address and tax/citizen identification number set forth below are his true and correct residence and tax/citizen identification number. The undersigned has no present intention of becoming a resident of any other jurisdiction.

         (g) The undersigned understands that no securities administrator of any state has made any findings or determination relating to the fairness for investment of the Securities and that no securities administrator of any state has or will recommend or endorse any offering of the Securities.

         (h) The undersigned has received no representation or warranties from the Company, or any other person or entity or their respective affiliates, employees or agents, not contained or described in the

            Documents and in making his investment decision, he is relying solely on the information contained in the Documents and investigations made by him.

         (i) The undersigned will be the sole party in interest in the Securities and as such will be vested with all legal and equitable rights in the Securities.

         (j) All representations, warranties and covenants contained in this Subscription Agreement and the accompanying Prospective Purchaser Questionnaire and Purchaser Representative Disclosure Statement (if applicable) are true and correct as of the date hereof and will be true and correct as of the date this subscription is accepted by the Company, if at all.

         (k) The undersigned acknowledges and is aware of all the risks related to this investment, including but not limited to the following factors: (i) the securities offered hereby are speculative and involve a high degree of risk; (ii) any projections, forecasts or estimates as may have been provided in the Filings are purely speculative and cannot be relied upon to indicate actual results that may be obtained through this investment; any such projections, forecasts and estimates are based upon assumptions which are subject to change and which are beyond the control of the Company or its management; (iii) the tax effects which may be expected by this investment are not susceptible to absolute prediction, and new developments and rules of the Internal Revenue Service of the United States or any tax or regulatory authority of any jurisdiction in which the undersigned is a resident or subject to taxes or other payments to a government regulatory authority , audit adjustment, court decisions or legislative changes may have an adverse effect on one or more of the tax consequences of this investment; and (iv) the undersigned has been advised to consult with his own advisor regarding legal matters and tax consequences involving this investment.

         (l) The undersigned certifies that (i) the tax identification/ citizen number shown on this form is the correct tax identification/citizen number, and (ii) the undersigned is not subject to backup withholding of monies either because (A) the undersigned has not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends, or (B) the Internal Revenue Service (the "Service") has notified the undersigned that the undersigned is no longer subject to backup withholding. The undersigned certifies that the undersigned is a foreign person, or a corporation, or a foreign estate or trust, which would be a foreign person within the meaning of Sections 1441, 1446 and 7701 (a) of the Internal Revenue Code of 1986, as amended, and that the undersigned will notify the Company before a change in the undersigned's foreign status.

            (You must cross out item (ii) above if you have been notified by the Internal Revenue Service that you are subject to backup withholding due to notified payee underreporting, and if you have not been notified by the Service advising you that backup withholding due to notified payee underreporting has terminated.)

     (m) This offer and sale is made pursuant to an exemption available under Rule 903 of Regulation S promulgated pursuant to the 1933 Act, based on the fact that the Undersigned is a non-U.S. Person engaged in an offshore transaction, as those terms are defined in Regulation
            S. The parties agree to fully comply with all terms and conditions of Rules 901-905 of Regulation S.

         4. INDEMNIFICATION. The undersigned acknowledges that he understands the meaning and legal consequences of the representations, warranties and covenants in paragraph 3 hereof, and that the Company has relied upon such representations, warranties and covenants agrees to hold harmless the Company and its officers, managers, directors, controlling persons, agents, owners and employees from and against any and all loss, damage or liability due to or arising out of breach of any such representation, warranty or covenant. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment or agreement made herein by the undersigned shall in any manner be deemed to constitute a waiver of any rights granted to him under federal or state securities laws. All representations, warranties and covenants of the undersigned contained in this Subscription Agreement, the accompanying Prospective Purchaser Questionnaire, the Purchaser Representative Disclosure Statement (if applicable), and the indemnification contained in this paragraph 4, shall survive the acceptance of this subscription.

         5. ARBITRATION. Any and all controversies or disputes, whether now existing or which may arise in the future, which have arisen or may arise between the undersigned and the Company, and/or its managers, officers, directors, controlling persons, agents, affiliates or employees, whether arising out of or relating to this Subscription Agreement, the conduct of the aforesaid persons or entities, or otherwise, which can be lawfully submitted to arbitration, shall be submitted to arbitration in accordance with the rules, then existing, of the American Arbitration Association. The award of the arbitrators, or a majority of them, shall be final, and judgment upon the award may be entered in any state or federal court having jurisdiction. Any and all proceedings pursuant to this paragraph 5 shall be held in Washoe County, Nevada. This paragraph 5 shall bind the undersigned to submit to arbitration any and all controversies as aforesaid, including those which could otherwise be brought in a judicial forum and those which could be joined to other claims not subject to arbitration.

         6. LIMITATION ON TRANSFER OF THE SECURITIES. The undersigned acknowledges that he is aware that there are substantial restrictions on the transferability of the Securities. Since the Securities will no be, and the undersigned has no right to require that it be, registered under the 1933 Act, the Securities may not be, and the undersigned agrees that it shall not be, sold unless such sale is exempt from such registration under the 1933 Act, and applicable state securities laws. The undersigned further acknowledges that the Company is under no obligation to aid him in obtaining any exemption from the registration requirements. The undersigned also acknowledges that he shall be responsible for compliance with all conditions on transfer imposed by any securities administrator of any state and for any expense incurred by the Company for legal or accounting services in connection with reviewing such a proposed transfer and/or issuing opinions in connection therewith. The undersigned also acknowledges that the Securities purchased hereunder will be restricted securities under Rule 144 (see Rule 905 of Regulation S).

         7. COMPLIANCE WITH PRIVATE PLACEMENT EXEMPTION REQUIREMENTS. The undersigned understands and agrees that the following restrictions and limitations are applicable to his purchase and his resale, hypothecations or other transfers of the Securities pursuant to rules promulgated under the 1933 Act and various state securities laws:

         (a) Such Securities shall not be sold, pledged, hypothecated or otherwise transferred unless the securities are registered under the 1933 Act and applicable state securities laws or are exempt therefrom.

     (b) A legend in substantially the following form bas been or will be placed on any certificate(s) or other document(s) evidencing the Securities as issued or converted:

     THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, ALL IN RELIANCE OF

REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT UPON DELIVERY TO THE ISSURER OF AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE ISSUER OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

     (c) In addition, the legend described in subparagraph (b) above will be placed with respect to any new certificates or other document(s) for transfer.

     8. BINDING EFFECT. All rights and obligations under this Subscription Agreement shall be binding upon and inure to the benefit of the undersigned, his heirs, personal representatives and permitted transferees or assigns.

     9. GOVERNING LAW. This agreement shall be governed by and construed according to the laws of the State of Nevada.

     10. VALIDITY AND SEVERABILITY. If any provision of this Subscription Agreement is held to be illegal, invalid, or unenforceable under the present or future laws effective during the term of this Subscription Agreement, such provision shall be fully severable; this Subscription Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Subscription Agreement, and the remaining provisions of this subscription Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Subscription Agreement. Furthermore, in lieu of such illegal invalid or unenforceable provision as may be possible and still be legal, valid, and enforceable.

     11. TIME OF THE ESSENCE. Time is of the essence with regards to the performance by the parties of their respective obligations under this Subscription Agreement.


                               * * * * * * * * * *

PLEASE COMPLETE THE FOLLOWING TO SUBSCRIBE FOR SECURITIES:

U.S. Dollar Amount of Securities Subscribed for: $_______________

The Subscription Documents should be mailed or delivered to:


                               RADIAL ENERGY, INC.
                               1313 East Maple St.
                               Bellingham WA 98225


         The monies representing payment for the Units should be in certified funds or bank wire to the Company, as set forth in Schedule "A" attached hereto. All monies will be held in trust, in a segregated account, until the minimum of US$100,000.00 is received, and the Subscription Documents have been fully executed by all parties, at which time the minimum of $100,000.00 will be released to the Company to be used for working capital, and all funds received thereafter, up to the maximum of US$2,000,000.00, will be immediately released to the Company upon receipt thereof, together with the Subscription Documents fully executed by all parties, and all of such monies will be used for working capital.


     IN WITNESS WHEREOF, the undersigned has executed this Subscription agreement as of the _____ day of ________________, 2006.

     THIS SUBSCRIPTION AGREEMENT CONTAINS A DISPUTE ARBITRATION CLAUSE AT PAGE 3, PARAGRAPH 5. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF A COPY OF THIS SUBSCRIPTION AGREEMENT.


_____________________________________
Signature of Investor

_____________________________________
Signature of Investor

_____________________________________
(Names) Typed or Printed

__________________________________________
Taxpayer/Citizen ID Number in Country
of Residence

_____________________________________
Street or Postal Address

_____________________________________
City, Province, Country and Postal Code

_____________________________________
Telephone Number (incl. country code)

SUBSCRIPTION ACCEPTED BY RADIAL ENERGY, INC.



By: _________________________________    Date: ___________________

                         CONFIDENTIAL PRIVATE PLACEMENT
                         ______________________________

                               RADIAL ENERGY, INC.



INSTRUCTIONS FOR SUBSCRIBING

         Before making a decision to invest in the securities, the prospective investor should read and be familiar with the provisions and disclosures set forth in the Company's filings with the Securities and Exchange Commission, on the EDGAR database, and other publicly available information, as of the date of this subscription. By executing the Subscription Agreement, the investor will acknowledge that he, she or it has reviewed the Filings.

1.   SUBSCRIPTION AGREEMENT:

     (a) After reviewing the Subscription Agreement, investor should fill in the dollar amount of the subscription where provided following Paragraph 11.

     (b) Investor should complete, sign and date the Subscription Agreement on the last page of the document. Investor should also make note of the taxpayer certification language at Paragraph 3 (l) of the Subscription Agreement, and make changes as applicable.

2.   PROSPECTIVE PURCHASER QUESTIONNAIRE:

     (a) The information requested by items one through eight should be completed.

     (b) Partnership and corporate investors should also complete item nine, and trust and estate investors should also complete item ten.

     (c) Investor should sign and date the Prospective Purchaser Questionnaire following Paragraph 10.

3.   PURCHASER REPRESENTATIVE DISCLOSURE STATEMENT:

     (a) If a Purchaser Representative is being consulted, such representative should complete, sign and date the Purchaser Representative Disclosure Statement.

     (b) Investor should sign and date the document on the last page of the document.

4.   The Subscription Documents should be mailed or delivered to:


                               RADIAL ENERGY, INC.
                               1313 East Maple St.
                               Bellingham WA 98225


     The monies representing payment for the Units should be in certified funds or bank wire to the Company, as set forth in Schedule "A" attached hereto. All monies will be held in trust, in a segregated account, until the minimum of US$100,000.00 is received, and the Subscription Documents have been fully executed by all parties, at which time the minimum of $100,000.00 will be released to the Company to be used for working capital, and all funds received thereafter, up to the maximum of US$2,000,000.00, will be immediately released to the Company upon receipt thereof, together with the Subscription Documents fully executed by all parties, and all of such monies will be used for working capital.

                       PROSPECTIVE PURCHASER QUESTIONNAIRE

RADIAL ENERGY, INC.
1313 East Maple St.
Bellingham WA 98225


Gentlemen:

         The information contained herein is being furnished to you to enable you to determine whether sales of securities (the "Securities"), by RADIAL ENERGY, INC., (the "Company"), a Nevada corporation, may be made to me pursuant to Regulation S of the Securities Act of 1933, as amended (the "Act"), and under applicable state securities laws, if any.

         I understand that (i) you will rely upon the information contained herein for purposes of such determination, (ii) the Securities will not be registered under the Act in reliance upon the exemptions from registration provided by one or more of Section 4 (2) of the Act and/or Regulation S; (iii) the Securities will not be registered under any state securities laws in reliance upon exemptions from registration provided thereby; (iv) requesting that I complete this Questionnaire does not constitute an offer of the Securities to me; and (v) I may be required to hold any Securities purchased by me indefinitely.

         I represent to you that (i) The information contained herein is complete and accurate and may be relied upon by you; and (ii) I will notify you immediately of any material change in any of such information occurring prior to the closing of the purchase of any of the Securities by me.

         I understand that if I am required by the Company to use the services of a Purchaser Representative, as that term is defined in the securities laws, in connection herewith, additional documentation will be required.

         All information furnished is for the sole use of you and your counsel, except that this Questionnaire may be furnished to such parties as you deem desirable to establish compliance with federal and state securities laws.

PLEASE PRINT OR TYPE RESPONSES, EXCEPT FOR SIGNATURE

1.       Name: _________________________________________________________________

         Nature of Business or
         Employment: ___________________________________________________________

         Position and Duties:
         _______________________________________________________________________

         _______________________________________________________________________

         Highest Level of Education Completed: __________
         Degree: _______________________

2. I have personally invested in excess of $________________ over the past five years, including investments during such period in excess of $______________ in non-liquid investments.

3. Listed below are the types of investments I have made in the past five years, with particular attention to investments in non-marketable or non-liquid investments.
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

4. If the subscriber has used the services of a Purchaser Representative in connection with this investment, please provide the following information with respect to such Purchaser Representative:
         Name: _________________________________________________________________
         Telephone: ____________________________________________________________
         Firm: _________________________________________________________________
         Address: ______________________________________________________________

         Note: A Purchaser Representative Questionnaire will need to be completed by such Purchaser Representative.

5. My personal net worth (exclusive of primary residence, furnishings therein and personal automobiles) is in excess of $________________.

6.       Investment Experience:

          (i) The frequency of my investment in marketable securities is: ( ) often; ( ) occasionally; ( ) seldom; ( ) never.

          (ii) The frequency of my investment in commodities futures is: ( ) often; ( ) occasionally; ( ) seldom; ( ) never. (iii)The frequency of my investment in options is: ( ) often; ( ) occasionally; ( ) seldom; ( ) never.

          (iii) The frequency of my investment in securities purchased on margin is: ( ) often; ( ) occasionally; ( ) seldom; ( ) never.

          (iv) The frequency of my investment in unmarketable securities is: ( ) often; ( ) occasionally; ( ) seldom; ( ) never.

          (v) The frequency of my investment in securities sold in reliance on the private offering exemption from registration under the Securities Act of 1933 and/or Regulation S is: ( ) often; ( ) occasionally; ( ) seldom; ( ) never.

7. Indicated in the space provided below is additional information which I think may be helpful in enabling the Company to determine whether my knowledge and experience in financial and business matters is sufficient to enable me to evaluate the merits and risks of my prospective investment:

         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

8. I am not a "U.S. Person", as that term is defined in Rule 901 of Regulation S promulgated under the Securities Act of 1933, and this offering and sale is made pursuant to Rules 901-905 of Regulation S, and I qualify in all respects to subscribe and purchase under Regulation S.

         ONLY PARTNERSHIPS, LLC'S AND CORPORATIONS NEED TO ANSWER QUESTION 9

9. If the investment will be in the name of a partnership, LLC or corporation, answer the following:

         Type of
         Entity: _______________________________________________________________
         Date and Country of
         Formation: ____________________________________________________________
         Taxpayer Identification

         Number in Country of Domicile: ________________________________________
         Number of Shareholders or
         Partners: __________________________
         Net Worth:  $______________________

         NOTE: IF A CORPORATION OR LLC, THE OFFICER/MANAGER OF THE CORPORATION OR LLC WHO WILL BE RESPONSIBLE FOR MAKING THE DECISION TO PUCHASE MUST COMPLETE A PROSPECTIVE PURCHASER QUESTIONNAIRE.

         NOTE: IF A PARTNERSHIP, THE PARTNER WHO WILL BE RESPONSIBLE FOR MAKING THE DECISION TO PURCHASE MUST COMPLETE A PROSPECTIVE PURCHASER QUESTIONNAIRE.

         ONLY TRUSTS AND ESTATES NEED TO ANSWER QUESTION 10

10. If the investment will be in the name of a trust or estate, answer the following: Type of Entity:
         _______________________________________________________________________
         Date and Jurisdiction of Formation: ___________________________________
         Number of Beneficiaries: __________________________________________

         Net Worth: $___________________________

         NOTE: THE TRUSTEE OR EXECUTOR WHO WILL BE RESPONSIBLE FOR MAKING THE DECISION TO PURCHASE MUST COMPLETE A PROSPECTIVE PURCHASER QUESTIONNAIRE.

IN WITNESS WHEREOF, the undersigned has executed this Prospective Purchaser Questionnaire as of the ______ day of ______________, 2006.





_______________________________                 ________________________________
Signature of Investor                                Signature of Investor


                                          ______________________________________
                                          Name(s) (Please Print or Type Clearly)

                  PURCHASER REPRESENTATIVE DISCLOSURE STATEMENT
                  _____________________________________________


         RADIAL ENERGY, INC. (the "Company") may, under certain circumstances, require a potential purchaser to obtain the assistance of one or more qualified Purchaser Representatives in evaluating an investment in the Securities (the "Securities"), offered by the Company. The purpose of this Purchaser Representative Disclosure Statement is to obtain certain representations from, and information regarding, any such Purchaser Representative.


         The undersigned makes the following representations with the intent that they may be relied upon by the Company in determining the undersigned's qualification to serve as a Purchaser Representative to ______________________ (insert name of prospective investor being represented) in connection with an investment in the Securities.

1.       Name and Address of Purchaser Representative:
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

2. Are you an affiliate, director, officer or other employee of the Company, or the beneficial owner of 10% or more of the Securities interest in the Company?
         yes _____ no _____

3.       If the Answer to No 2 is "yes" what is the relationship?
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

4. I have, either myself or together with my client, sufficient knowledge and experience in financial, business, and tax matters to be capable of evaluating the risks and merits of an investment in the Securities to be issued by the Company and making an informed investment decision with respect thereto. yes _____ no _____

5.       Current employment and position held:
         _______________________________________________________________________
         _______________________________________________________________________

         How long?  ___________________________________

6.       Educational background:
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

         Degree?  _____________________________________

7. Area of knowledge and experience (e.g., legal matters, tax matters, real estate, leasing programs, financial or business consultant, etc.):
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

8. Describe any and all material relationships which now exist, which have existed at any time over the past two years or are mutually understood to be contemplated in the future between yourself or your affiliates and the Company or its affiliates. (If none, so state):
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

9. The undersigned has received $____________________from the Company or its affiliates within the past two years as a result of such relationships described in Item 8 above.

         _______________________________________________
         Name of Purchaser representative (Please Print)


         _______________________________________________
         Signature of Purchaser Representative       Date


         _______________________________________________
         Street Address


         _______________________________________________
         City and State/Province    Country Postal Code

NOTE: A copy of this Disclosure Statement must be given to the purchaser whom you represent and the purchaser must execute the following Acknowledgment. This Disclosure Statement and Acknowledgment must be completed, signed and returned with the purchaser's subscription documents prior to the purchaser being sold any Securities by the Company.

The undersigned hereby acknowledges that you have been designated to act as Purchaser Representative for the undersigned in connection with the evaluation of the merits and risks of an investment in the Securities.



________________________________________________
Name of Prospective Purchaser (Please Print)


__________________________________________________________
Signature of Prospective Purchaser          Date


BROKER-DEALER INFORMATION (TO BE COMPLETED BY SELLING ACCOUNT EXECUTIVE):


_____________________________________
Broker-Dealer Name


_____________________________________
Account Executive Name and Representative Number


_____________________________________________________________
Address  City       State/Province  Country       Postal Code




ACCEPTED as of this _____ day of __________, 2006.

RADIAL ENERGY, INC.

By: _______________________________